Exhibit 10.15.4

Agreement Number 000 1641-4

Amendment #4 to the License Agreement No. 000 1641

between Tele Atlas North America, Inc. and TeleNav, Inc.

This is the fourth Amendment (“Amendment #4”) to the License Agreement No. 000 1641, dated July 1, 2009, (the “Agreement”) between TomTom North America, Inc. formerly known as Tele Atlas North America, Inc. (“Tele Atlas” or “TomTom”) and TeleNav, Inc. (“Licensee”) (collectively, the “Parties”).

WHEREAS, the Parties have entered into the Agreement for Tele Atlas’ data, and

WHEREAS, the Parties wish to amend such Agreement,

NOW, THEREFORE, in consideration of the mutual undertakings and agreements hereinafter set forth, the Parties agree to amend the Agreement as follows:

1. All references to Tele Atlas shall be deleted and replaced with TomTom.

2. Delete Article 2.1, Scope of License, in its entirety and replace with the following:

“Subject to the terms and conditions of this Agreement, TomTom grants to Licensee and Licensee accepts, a non-exclusive, non-transferable License in the Territory (as set forth in Schedule C) for the duration of the License Period (as set forth in Schedule D) to use the Licensed TomTom Products as follows:

(a)	develop, manufacture and produce the Value Added Products for the Permitted Purposes listed in Schedule B; and

(b)	distribute, promote and advertise the Value Added Products, including by means of Permitted Subcontractors, Distributors or to End Users under the terms and provisions of this Agreement.

Licensee may demonstrate and provide for evaluation the Value Added Products [*****] to TomTom provided that Licensee does [*****] for such demonstration or evaluation and any copies of the Licensed TomTom Products used for demonstration or evaluation purposes remain at all times in the possession and control of Licensee, a Service Provider or prospective Service Provider who has entered into a Software Development Kit (SDK) license, except that users participating in the demonstrations may receive copies of the Value Added Products during the demonstration on portable devices and/or SDKs for demonstration and evaluation purposes only. In addition to the rights set forth above, Licensee may provide demonstration and evaluation copies of the Value Added Products to Distributors and their respective OEMS, dealers and sales agents [*****] to TomTom, provided that all such entities only have access to the Value Added Products for the purpose of demonstration and evaluation and Licensee receives [*****] for such demonstration copies.

Licensee may provide trial copies of the Value Added Products to customers for up to [*****] days without payment of fees to TomTom provided that Licensee does not get paid any fees for such trial copies. Licensee shall use [*****] to obtain such customers’ commitment to purchase the Value Added Products at the time Licensee provides the trial copy (i.e., provide a [*****] day free trial with automatic payment at the end of [*****] days unless the customer opts out).

In addition to the Licensed TomTom Products, TomTom may provide Licensee with additional countries, coverages, products, formats, documentation, sample products, and/or related materials (“Evaluation Materials”) that may only be used by Licensee for Licensee’s internal evaluation and internal development purposes only, for a period not to exceed [*****] months (the “Evaluation Period”) from the receipt of each such Evaluation Materials unless extended in a writing signed by TomTom and Licensee. Licensee agrees that at the end of the Evaluation Period it will destroy the Evaluation Materials and any and all copies, derived works or other things or matters related thereto. Licensee’s use of the Evaluation Materials shall be subject to the terms and conditions of this Agreement, and shall not be available to or used by Licensee for distribution, sub-license, demonstration,

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #4, 7/2011, pg. 1	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-4

benchmarking or evaluation by a third party or any non-employee of Licensee unless and until such time Licensee and TomTom agree in writing to the terms and conditions, including but not limited to scope, price, governing Licensee’s use of the Evaluation Materials following the Evaluation Period.”

3. Article 10.4, Provision of data back to TomTom, shall be deleted and replaced with the following:

At the end of each [*****] Licensee will provide TomTom with any data it has acquired and/or has incorporated in or added to the Licensed TomTom Products , and hereby grants TomTom, subject to any third party rights and restrictions and without limiting use of third party products, a perpetual, royalty-free license to use such data. This includes but is not limited to Edits, in the same format that Licensee creates or receives Edits from its (data) suppliers. Notwithstanding the foregoing, any Edits to the [*****] Licensed TomTom Products or to Licensee’s [*****] content (developed independently from the Licensed TomTom Products) will be excluded from the requirements herein.

4. Article 11.2, Intellectual Property (rights) notices, shall have the words “logo and” deleted from the first line.

5. The following sentence from Schedule B, Subsections Value Added Products A1, A3, A4, A5, C, F, H and K shall be deleted:

“Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G.”

And replaced with the following:

“Should the internet be used to interpret the address then these [*****] will be counted as referenced in Value Added Product [*****] as amended below in this Amendment #4.”

6. Schedule B, Subsection Value Added Product A3, shall have the following added to the list of Extended Features:

*Address Points North America – coverage for the United States and Canada.

7. Schedule B, delete Subsection Value Added Product [*****] in its entirety and replace with the following:

“The Value Added Product [*****] shall be the use of Permanent Geocodes for any of the Value Added Products described in this Agreement or the use of Permanent Geocodes for use on [*****] TomTom (refer to fees in Schedule G).

Definitions:

For the purposes of Value Added Product [*****] only, “use of Permanent Geocodes” means the provision of [*****] in response to the manual input of [*****], or the provision of [*****] such as [*****] in response to the manual input of [*****] that is [*****]. For avoidance of doubt, examples of the use of [*****] are the [*****] of selected [*****] while an individual is using a [*****] or [*****] for a Local Search site, as well as [*****] of [*****] to find an associated [*****] such as a [*****].”

8. At the end of Schedule B, add the following: “TomTom hereby consents to Licensee’s [*****] of or to the: (a) MultiNet® Premium Points of Interest North America, coverage for the United States and Canada; and (b) MultiNet® Points of Interest Europe – Austria, Belgium & Luxembourg, Denmark, Finland, France, Germany, Italy (incl. San Marino), The Netherlands, Norway, Portugal, Republic of Ireland, Spain (incl. Andorra), Sweden, Switzerland and the United Kingdom which may include ratings and reviews, provided by Licensee’s end users, Licensee or Licensee’s third party content providers for all applicable Value Added Products.”

9. Schedule E, Minimum Guarantee, shall be amended to include the following:

Should Licensee include the [*****] as part of [*****] but has discontinued the [*****] as described above, the Minimum Guarantee will be [*****] as follows: (a) in [*****], the Minimum Guarantee for [*****] shall be

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #4, 7/2011, pg. 2	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-4

[*****] per [*****]; to be invoiced on the [*****], with payment due within [*****] days of invoice date; and (b) in [*****], the Minimum Guarantee for [*****] shall be [*****] per [*****]; to be invoiced on the [*****], with payment due within [*****] days of invoice date.

10. Schedule G, Subsection Value Added Product [*****], shall have the Table 1 deleted and replaced with the following:

	Map Display and Routing- Sensor		Map Display and Routing- Sensor with Address Points		Map Display and Routing – Sensor w/ POIs		Navigation with Sensor (Maps Only)		Navigation with Sensor and POIs		Navigation with Sensor and Address Points
US & Canada per End User per month	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
North America per End User per Day	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
North America per Transaction	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Full Europe/w Russia per End User per month	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Small Country per End User per month	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Large Country per End User per month	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Full Europe w/ Russia per Transaction	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]

11. Schedule G, Subsection Value Added Product [*****], shall have the following added to the list of Licensed TomTom Products:

“*Address Points North America – coverage for the United States and Canada.”

12. Schedule G, Subsection Value Added Product [*****], shall have the following table added:

Navigation excluding POI with Address Points
	2010		2011		2012
[*****]	[*****	]	[*****	]	[*****	]
[*****]	[*****	]	[*****	]	[*****	]
[*****]	[*****	]	[*****	]	[*****	]

13. Schedule G, delete Subsection Value Added Product [*****] in its entirety and replace with the following:

“Value Added Product [*****]

Value Added Product [*****] shall be comprised of the following Licensed Tele Atlas Products:

MultiNet® Europe, coverage for Austria, Belgium & Luxembourg, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France (including Monaco), Germany, Greece, Hungary, Italy (including Vatican City and San Marino), Latvia, Liechtenstein, Lithuania, The Netherlands, Norway, Poland, Portugal, Republic of Ireland, Russia, Slovakia, Slovenia, Spain (including Andorra, Gibraltar & Malta), Sweden, Switzerland, Turkey, and the United Kingdom (including Chanel Islands & Isle of Man), (collectively referred to as “MultiNet® Europe”).

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #4, 7/2011, pg. 3	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-4

MultiNet® North America, coverage for the United States and Canada

MultiNet® Mexico

Argentina and Uruguay Partner Product

Chile Partner Product

ConnectPlus Brazil

MultiNet® Bahrain

MultiNet® Oman

MultiNet® Qatar

MultiNet® Saudi Arabia

MultiNet® United Arab Emirates

MultiNet® Jordan – commencing upon commercial release

MultiNet® Uruguay – commencing upon commercial release

MultiNet® Chile – commencing upon commercial release

MultiNet® Argentina – commencing upon commercial release

MultiNet® Brazil – commencing upon commercial release

MultiNet® Kuwait

Address Points North America – coverage for the United States and Canada.

Licensee shall (i) use commercially reasonable efforts to deploy advertising content within Value Added Product [*****] at each launch (“Advertising Requirement”) and (ii) pay TomTom [*****] of all advertising gross revenue recognized by Licensee from Value Added Product [*****] (“Advertising Share”), unless Licensee (a) does not meet the volume requirements set forth below, or (b) uses map/geographical data that is not from TomTom as provided below. However, provided Licensee meets such requirements the following fees apply:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #4, 7/2011, pg. 4	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-4

Pricing for Qualified Transactions (where a “Qualified Transaction” is one that meets the [*****])

	Map and Address Points	[*****]	Premium POI Usage	Maximum Fee per Monthly Active User (w/Premium POI or Address Points)
Gross Advertising Share
Per User Transaction (USD)	[*****]		[*****]	[*****]
Per User Transaction (EUR)			[*****]	[*****]

Licensee must choose and notify TomTom in writing within [*****] business days of the beginning of each month for all Value Added Product [*****] usage that includes Premium POI. Should Licensee fail to notify TomTom of such choice prior to the start of a month, the previous month’s selection shall remain in effect.

If (a) or (b) as described in this section above occurs, or Licensee otherwise does not meet the requirements of Value Added Product [*****] set forth herein, the following fees apply:

Pricing for Unqualified Transactions (i.e. non-Qualified Transactions)

	Map Only	Map and Premium POI Usage	Map and Address Points Usage	Maximum Fee per Monthly Active User (Map Only)	Maximum Fee per Monthly Active User (Map Plus Premium POI or Address Points)	Maximum Fee per Monthly Active User (Map Plus Premium POI and Address Points)
Per User Transaction (USD)	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Per User Transaction (EUR)	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Volume Requirements ([*****]). To maintain the above Value Added Product [*****] pricing with TomTom, Licensee agrees that it will maintain during the Term of the Agreement, at least [*****] of its US business and at least an aggregate of [*****] of its total global business for Value Added Products in those geographic areas offered by TomTom covered by this Agreement. In the event Licensee does not meet such volume requirement for a particular reporting period, pricing for any Value Added Product [*****] during that period will be determined in accordance with the applicable scope for Value Added Products [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #4, 7/2011, pg. 5	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-4

Teaser Use ([*****]). Licensee agrees that it will provide a prominently displayed upgrade path (e.g. button, link), to users of Value Added Product [*****] in every user session of Value Added Product [*****] to upgrade users to Value Added Product [*****], and as soon as possible after the expiration of the initial sixty (60) day period of use of Value Added Product [*****]. If the Licensed TomTom Product(s) are used for any deployments of Value Added Product [*****], the Licensed TomTom Product(s) must also be used for the Value Added Product [*****].”

14. Schedule G, at the end of the list of Licensed TomTom Products comprising Value Added Product [*****], add “Address Points North America – coverage for the United States and Canada”.

15. Schedule G, delete the pricing matrix contained in Value Added Product [*****] and replace with the following:

“The fees below are all monthly per End User per Mobile Unit.

	Value Added Product D1: Map Display- Sensor for North America (US & Canada)	Value Added Product D1: Map Display- Sensor for Europe	Value Added Product D2: Map Display and Routing- Sensor for North America (US & Canada)	Value Added Product D2: Map Display and Routing- Sensor for Europe	Value Added Product D3: Map Display, Routing and Route Optimization- Sensor for North America (US & Canada)	Value Added Product D4: Navigation with POIs for North America (US & Canada)
Pricing without Address Points	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Pricing with Address Points	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

“

16. Schedule G, Subsection Value Added Product [*****], shall have the pricing paragraph deleted and replaced with the following:

“There will be no charge for the first [*****] per month, where a [*****] will mean a [*****] on Licensee’s website that is being tracked and recorded via a tracking code or similar analytical tool. Licensee shall pay to TomTom [*****] per [*****] for BaseMaps + POI after the initial [*****] have been used but only for customers who have not licensed one of the other Value Added Products under this Agreement. Customers utilizing and paying for other Value Added Products in this Agreement who log-in to Licensee’s website do not pay additional fees for use of VAP [*****], however their [*****] count toward the first [*****].”

17. Schedule G, delete Subsection Value Added Product [*****] in its entirety and replace with the following:

“Customers utilizing and paying for other Value Added Products in this Agreement who use Geocoding are [*****] under this VAP [*****]; [*****] for all Customers, even those using other Value Added Products, Geocoding for use on [*****] will be subject to the following fees. These fees are charged per [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #4, 7/2011, pg. 6	Licensee
CA_0000608_3	TomTom CONFIDENTIAL

Agreement Number 000 1641-4

Volumes		Price per 1,000 records
From	To	US	Europe
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

“

18. Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict in terms, this Amendment #4 shall take precedence over the Agreement and any previous amendment(s).

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #4 to be effective, valid and binding upon the Parties as of 21 November 2011.

TomTom North America, Inc.		TeleNav, Inc.
formerly Tele Atlas North America, Inc.
a California corporation		a Delaware corporation
11 Lafayette Street		1130 Kifer Road
Lebanon, NH 03766-1445		Sunnyvale, CA 94086

By:	/s/ M.M.A. van Gool	By:	/s/ Douglas S. Miller
Name: M.M.A. van Gool		Name: Douglas S. Miller
Title: Managing Director, Business Unit Licensing		Title: Chief Financial Officer

Date:		Date: 11/23/11

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav, Inc. License Agreement, Amendment #4, 7/2011, pg. 7	Licensee
CA_0000608_3	TomTom CONFIDENTIAL